UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2010

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50298	98-0376008
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Hi-Tech Park 2/5 Givat Ram
PO Box 39098
Jerusalem, Israel 91390
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-566-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01        REGULATION FD DISCLOSURE

On December 31, 2009, Oramed Pharmaceuticals Inc. issued a letter to its shareholders reviewing its achievements in 2009 and discussing the significant milestones for the beginning of 2010.

A copy of the letter is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d)             Exhibits

Exhibit Number	Description

99.1	Letter to shareholders dated December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.
Dated: January 4, 2009
	By:	/s/ Nadav Kidron
Nadav Kidron
President, CEO and Director

Exhibit Index

Exhibit Number	Description

99.1	Letter to shareholders dated December 31, 2009.